================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           SHOWBIZ PIZZA TIME, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                           SHOWBIZ PIZZA TIME, INC.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                           SHOWBIZ PIZZA TIME, INC.
                           4441 WEST AIRPORT FREEWAY
                              IRVING, TEXAS  75062
                                 (972) 258-8507



May 21, 1998



Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of the Company to be held at 9:00 a.m. local time, Thursday, June 25, 1998, at the Sheraton Grand Hotel located at 4440 West John Carpenter Freeway, Irving, Texas.

At the meeting you will be asked to re-elect three current directors, to authorize the amendment of the Restated Articles of Incorporation, to (i) change the name of the Company to CEC Entertainment, Inc., and (ii) increase the number of authorized shares of the Company's common stock to one hundred million shares, and to transact such other business as may properly come before the meeting.

The formal Notice of the Annual Meeting of Stockholders and Proxy Statement accompanying this letter provide detailed information concerning matters to be considered and acted upon at the meeting.

It is important that your shares be represented at the meeting, whether or not you attend personally. I urge you to sign, date and return the enclosed proxy at your earliest convenience.



                                            Sincerely,



                                            RICHARD M. FRANK
                                            Chairman and Chief Executive Officer

                            SHOWBIZ PIZZA TIME, INC.
                           4441 WEST AIRPORT FREEWAY
                              IRVING, TEXAS  75062
                                 (972) 258-8507

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 25, 1998

To the Stockholders of
ShowBiz Pizza Time, Inc.:

Notice is hereby given that the annual meeting of stockholders of ShowBiz Pizza Time, Inc., a Kansas corporation, will be held at the Sheraton Grand Hotel located at 4440 West John Carpenter Freeway, Irving, Texas on June 25, 1998, at 9:00 a.m. local time, for the following purposes:

     1. To re-elect three Class I directors to serve for a term of three years or until their successors are elected and qualified or until their earlier resignation or removal;

     2. To authorize the amendment of the Restated Articles of Incorporation to change the name of the corporation;

     3. To authorize the amendment of the Restated Articles of Incorporation to increase the number of shares of common stock authorized for issuance to one hundred million shares; and

     4. To transact such other business as may properly come before the meeting.

It is desirable that as large a proportion as possible of the stockholders' interests be represented at the meeting. Whether or not you plan to be present at the meeting, you are requested to sign and return the enclosed proxy in the envelope provided so that your stock will be represented. The giving of such proxy will not affect your right to vote in person, should you later decide to attend the meeting. Please date and sign the enclosed proxy and return it promptly in the enclosed envelope.

Only stockholders of record at the close of business on May 7, 1998 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                       By Order of the Board of Directors,


                                       MARSHALL R. FISCO, JR.
                                       Secretary

Irving, Texas
May 21, 1998

                            SHOWBIZ PIZZA TIME, INC.
                           4441 WEST AIRPORT FREEWAY
                              IRVING, TEXAS 75062
                                 (972) 258-8507

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 25, 1998

This proxy statement is furnished to stockholders of ShowBiz Pizza Time, Inc., a Kansas corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") for use at the annual meeting of stockholders (the "Annual Meeting") to be held at 9:00 a.m. local time, on June 25, 1998 at the Sheraton Grand Hotel located at 4440 West John Carpenter Freeway, Irving, Texas. Proxies in the form enclosed will be voted at the Annual Meeting, if properly executed, returned to the Company prior to the Annual Meeting and not revoked. A proxy may be revoked at any time before it is voted either in person at the Annual Meeting or by giving prior written notice to the Secretary of the Company. This proxy statement was first sent or given to the Company's stockholders on or about May 21, 1998.


                           OUTSTANDING CAPITAL STOCK

The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting is May 7, 1998. At the close of business on that date, the Company had issued and outstanding and entitled to receive notice of and vote at the Annual Meeting 18,371,303 shares of Common Stock, $0.10 par value (the "Common Stock"), and 49,570 shares of Class A Preferred Stock, $60 par value (the "Preferred Stock"). No other class of securities of the Company is entitled to notice of, or to vote at, the Annual Meeting.


                    ACTION TO BE TAKEN AT THE ANNUAL MEETING

The accompanying proxy, unless the stockholder otherwise specifies in the proxy, will be voted:

     1. For the re-election of the three Class I director nominees named herein, to serve for a term of three years or until their respective successors shall be elected and qualified or until their earlier resignation or removal;

     2. To authorize the amendment of the Restated Articles of Incorporation to change the name of the Company;

     3. To authorize the amendment of the Restated Articles of Incorporation to increase the number of shares of common stock authorized for issuance; and

     4. In the discretion of the proxyholders, as to the transaction of such other business as may properly come before the Annual Meeting.

Where stockholders have appropriately specified how their proxies are to be voted, they will be voted accordingly. Unless authorization to vote for a proposal pending at the Annual Meeting is withheld, if no direction is made for a vote cast by proxy, the proxy shall be voted for such proposal. If any other matter or business is brought before the Annual Meeting, the proxyholders may vote the proxies in their discretion. The Board of Directors is not presently aware of any other matters or business to be brought before the Annual Meeting.

                               QUORUM AND VOTING

Each stockholder of record on the Record Date is entitled to one vote for each share of Common Stock and/or Preferred Stock held by them. A majority of the outstanding shares of Common Stock and Preferred Stock, represented in person or by proxy, will constitute a quorum at the Annual Meeting; provided, however, if a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy, have the power to adjourn the Annual Meeting from time to time, without notice, other than by announcement at the Annual Meeting, until a quorum is present or represented. At any such adjourned Annual Meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original date of the Annual Meeting.

Votes cast by proxy or in person shall be counted by a person or persons appointed by the Company to act as inspector of election for the Annual Meeting. The inspector of election will treat shares presented by proxies that reflect abstentions as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. Abstentions will have no effect on other proposals to be voted on at the Annual Meeting. Unless authorization to vote for a proposal pending at the Annual Meeting is withheld, if no direction is made for a vote cast by proxy, the proxy shall be voted for such proposal.

Broker non-votes occur where a broker holding shares in street name votes the shares on some proposals but not others. Brokers are permitted to vote on routine, non-controversial proposals in instances where they have not received voting instructions from the beneficial owner of the shares, but are not permitted to vote on non-routine proposals. The missing votes on non-routine proposals are deemed to be "broker non-votes." The inspector of election shall treat broker non-votes as shares that are present and entitled to vote for the purpose of determining the presence of a quorum. However, for the purpose of determining the outcome of any proposal as to which the broker has indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that proposal (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other proposals). Except for the purpose of determining the presence of a quorum, broker non-votes will have no effect on the outcome of the proposals to be voted on at the Meeting.


                            REVOCABILITY OF PROXIES

Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted at the Annual Meeting. It may be revoked by filing with the Secretary of the Company, Marshall R. Fisco, Jr., 4441 West Airport Freeway, Irving, Texas 75062, a written notice of revocation or duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

                       PRINCIPAL HOLDERS OF CAPITAL STOCK

The following table sets forth information, as of May 7, 1998, relating to the beneficial ownership of the Company's Common Stock and Preferred Stock by: (i) each director and executive officer (as hereinafter defined) of the Company as of such date, (ii) the directors and the executive officers of the Company as a group (10 persons) as of such date, and (iii) each person, as that term is used in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), known to the Company to own beneficially 5% or more of the outstanding shares of Common Stock or Preferred Stock. Except as otherwise indicated, each of the persons named in the table is believed by the Company to possess sole voting and investment power with respect to the shares of Common Stock or Preferred Stock beneficially owned by such person. Information as to the beneficial ownership of Common Stock and Preferred Stock by directors and executive officers of the Company has been furnished by the respective directors and executive officers.

                                                                                     Percentage of Class Outstanding
                                                                                     -------------------------------
Name (and address for                    Number of Shares of   Number of Shares of
5% beneficial owners)                    Common Stock          Preferred Stock         Common Stock   Preferred Stock
---------------------                    ------------          ----------------        -------------  ----------------

Richard M. Frank                         678,536    (A)        0                       3.7%           0.0%
Michael H. Magusiak                      76,081     (B)        0                       (C)            0.0%
Richard T. Huston                        72,293     (D)        0                       (C)            0.0%
Larry G. Page                            24,051     (E)        0                       (C)            0.0%
Gene F. Cramm, Jr.                       1,200      (F)        0                       (C)            0.0%
Tim T. Morris                            0          (G)        0                       (C)            0.0%
Louis P. Neeb                            13,125     (H)        0                       (C)            0.0%
Cynthia I. Pharr                         13,125     (H)        0                       (C)            0.0%
Walter Tyree                             0          (G)        0                       (C)            0.0%
Raymond Wooldridge                       3,000      (G)        0                       (C)            0.0%

Directors and Executive Officers as a
 Group                                   881,411               0                       4.8%           0.0%

FMR Corp.
82 Devonshire Street
Boston, MA 02109-3614                    1,492,000  (I)        0                       8.1%           0.0%

Lynch & Mayer
200 East Berry Street
Fort Wayne, IN 46802-2706                1,188,900  (J)        0                       6.5%           0.0%

Massachusetts Financial Services
 Company
 500 Boylston Street
 Boston, MA 02116-0741                   1,017,000  (K)        0                       5.5%           0.0%

Time Warner, Inc.
 75 Rockefeller Plaza
 New York, NY 10019                      0                     16,011  (L)             0.0%           32.3%

River Forest State Bank &  Trust Co.
 7727 West Lake Street
 River Forest, IL 60305                  0                     3,139   (M)             0.0%           6.3%

(Footnotes appear on the following page)

------------------

(A) Includes 117,792 shares which are subject to forfeiture pursuant to the terms of Mr. Frank's employment agreement. See "Employment Agreements." Includes 215,000 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 300,000 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.

(B) Includes 43,200 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 139,400 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.

(C)  Constitutes less than 1% of the Company's outstanding Common Stock.

(D) Includes 47,375 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 42,315 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.

(E) Includes 23,805 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 41,063 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are not exercisable within 60 days of the date hereof.

(F) Includes 1,200 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 33,109 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option plan which are not exercisable within 60 days of the date hereof.

(G) Includes 0 shares purchasable pursuant to options issued under the Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 10,000 shares purchasable pursuant to options issued under the Company's Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the date hereof.

(H) Includes 11,250 shares purchasable pursuant to options issued under the Company's Non-Statutory Stock Option Plan and 1,875 shares purchasable pursuant to options issued under the Company's Non-Employee Directors Stock Option Plan which are exercisable within 60 days of the date hereof, but excludes 6,875 shares purchasable pursuant to options issued under the Company's Non-Employee Directors Stock Option Plan which are not exercisable within 60 days of the date hereof.

(I) Based upon information obtained from FMR Corp. on April 29, 1997. This number includes 1,441,600 shares beneficially owned by Fidelity Management & Research Company, as an investment adviser to various investment companies and certain other funds; 47,400 shares beneficially owned by Fidelity Management Trust Company, as a trustee or managing agent for various private investment accounts; and 3,000 shares beneficially owned by Fidelity International Limited, as an investment advisor to various non-U.S. investment companies. Of its total shares, FMR Corp. has sole voting power over 47,400 shares and sole dispositive power over 1,489,000 shares. Fidelity International Limited has sole voting and dispositive power over 3,000 shares.

(J) Based on information in Schedule 13G dated February 4, 1998. Of its total shares, Lynch & Mayer, Inc. has sole voting and dispositive power over 1,188,900 shares.

(K) Based on information in Schedule 13G dated February 12, 1998. Of its total shares, Massachusetts Financial Services Company has sole voting and dispositive power over 1,017,000 shares.

(L) Based on information in Amendment No. 2 to Schedule 13D dated July 1, 1994. Of its total shares, Time Warner, Inc. has shared voting and dispositive power over 16,011 shares.

(M) Based on information obtained from the Company's Transfer Agent on May 7, 1998.

                                  PROPOSAL 1:
ELECTION OF DIRECTORS

The terms of the Class I directors expire at the Annual Meeting of the stockholders in 1998. The Board of Directors has nominated Richard M. Frank, Michael H. Magusiak, and Walter Tyree for re-election at the Annual Meeting, to serve for a term of three years. Messrs. Frank, Magusiak and Tyree have expressed their intention to serve the entire term for which re-election is sought.

Directors will be elected by cumulative voting. To be elected as a director, a candidate must be among the three candidates who receive the most votes out of all votes cast at the Annual Meeting for the election of directors. See "Quorum and Voting."

The following table lists the names and ages (as of May 7, 1998) of the three director nominees and the four directors whose terms of office will continue after the Annual Meeting, the year in which each director was first elected as a director of the Company, the class to which each director has been or will be elected, and the Annual Meeting at which the term of each director will expire.



                                 Director            Term
Nominee Directors        Age      Since     Class    Expires
-----------------        ----     -----     -----    -------

Richard M. Frank.......   50      1985      I        1998

Michael H. Magusiak....   42      1988      I        1998

Walter Tyree...........   46      1997      I        1998



Continuing Directors
--------------------

Cynthia I. Pharr.......   49      1994      II       1999

Raymond E. Wooldridge..   59      1997      II       1999

Tim T. Morris..........   51      1997      III      2000

Louis P. Neeb..........   59      1994      III      2000



THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NAMED NOMINEES.

         ADDITIONAL INFORMATION ABOUT THE EXECUTIVE OFFICERS, BOARD OF
               DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS


                               EXECUTIVE OFFICERS

The following table sets forth the names and certain other information regarding the executive officers of the Company as of May 7, 1998.

                                                                           Year First Elected
Name                                Age  Position                          as Executive Officer
----                                ---  --------                          --------------------

Richard M. Frank..................   50  Chairman of the Board and                  1985
                                         Chief Executive Officer

Michael H. Magusiak...............   42  President                                  1988

Richard T. Huston.................   52  Executive Vice President,                  1986
                                         Marketing

Larry G. Page.....................   54  Executive Vice President, Chief            1994
                                         Financial Officer and Treasurer

Gene F. Cramm, Jr.................   40  Executive Vice President,                  1997
                                         Construction and Entertainment


              BUSINESS HISTORY OF EXECUTIVE OFFICERS AND DIRECTORS

A brief description of the business history of the directors and executive officers of the Company is provided below.

RICHARD M. FRANK has been Chairman of the Board and Chief Executive Officer of the Company since March 1986 and has been a director of the Company since June 1985. He served as President and Chief Operating Officer from June 1985 until October 1988. He joined the Company in 1985. He has served as a director for Monterey Acquisition Corp. from May 1994 to June 1997.

MICHAEL H. MAGUSIAK was elected President of the Company in June 1994. He had previously served as Executive Vice President, Chief Financial Officer and Treasurer since June 1988. He has also served as a director of the Company since 1988. He was Vice President of the Company from October 1987 to June 1988 and Controller of the Company from October 1987 to January 1989. He joined the Company in July 1987. He has served as a director for Monterey Acquisition Corp. from May 1994 to June 1997.

RICHARD T. HUSTON has served as Executive Vice President of the Company since July 1986 and as Director of Marketing and Strategic Development since January 1993. His responsibilities were expanded from June 1994 to March 1997 to include entertainment as well as marketing. He served as Director of Marketing and Development from October 1988 to January 1993. He served as Vice President from October 1985 to July 1986, as Director of Marketing from October 1985 to October 1988. He joined the Company in 1985.

LARRY G. PAGE has served as Executive Vice President, Chief Financial Officer and Treasurer of the Company since October 1994. Prior to joining the Company, Mr. Page served as Vice President and Regional General Manager in the retail services division of Comdata Holdings Corporation, a publicly-held financial services company, from July 1985 to October 1994. Mr. Page is a Certified Public Accountant and was a partner in various national and regional public accounting firms, including Arthur Andersen LLP, from August 1978 through July 1985.

GENE F. CRAMM, JR. has served as Executive Vice President of the Company since September 1997. Prior to that time he served as a Senior Vice President since September 1989. He assumed the duties of Director of Construction in June 1994. Mr. Cramm has held various positions with the Company since 1980, including Director of Entertainment and Games, Senior Vice President, International Development and Special Projects, Senior Vice President, Operational Support, and Vice President and Director of Purchasing.

TIM T. MORRIS was elected as a director of the Company in June 1997. Mr. Morris is currently a Partner of River Associates, LLC, an investment firm; he has served in that position since 1990. From 1981 through 1990 Mr. Morris was an Office Managing Partner of Deloitte & Touche, an accounting firm. From 1977 through 1981 Mr. Morris was a Partner of Rogers, Morris, Millsaps & Underwood, CPA's, an accounting firm. From 1968 through 1977 Mr. Morris was a Partner of Hazlett, Lewis & Bieter, CPA's, an accounting firm.

LOUIS P. NEEB was elected as a director in August 1994. Mr. Neeb has served as Chairman of the Board and Chief Executive Officer of Casa Ole' Restaurants, Inc. from October 1995 to the present. From August 1982 to present, Mr. Neeb has been President of Neeb Enterprises, Inc., a management consulting firm specializing in consulting to restaurant companies. From July 1991 through January 1994, Mr. Neeb was President and Chief Executive Officer of Spaghetti Warehouse, Inc. Mr. Neeb has also had other extensive experience in the restaurant industry including serving as Chairman of the Board of Burger King Corporation. Mr. Neeb is a member of the Board of Directors of the Franchise Finance Corporation of America, a publicly-traded real estate trust which provides real estate for restaurants, and Silver Diner, Inc., a publicly-traded restaurant company.

CYNTHIA I. PHARR was elected as a director of the Company in August 1994. She is currently President and owner of C. Pharr & Company, a communications management consulting firm. She has served in that position since March 1993. From May 1989 through February 1993, Ms. Pharr was President and Chief Executive Officer of Tracy -Locke/Pharr P R, a public relations firm. From August 1986 through April 1989, she was President and owner of C. Pharr & Company, Inc. a public relations agency. Ms. Pharr has served as a member of the Board of Directors of Spaghetti Warehouse, Inc. since August 1991, as well as Chairman of the Board of GuestCare, Inc., a privately held technology company, from February 1994 to present.

WALTER TYREE was elected as a director of the Company in June 1997. Mr. Tyree is currently Chief Operating Officer of BCBM Southwest, Inc., a Boston Market franchisee. Mr. Tyree has served in that position since January 1993. From 1980 through 1992, Mr. Tyree served in various positions with Steak and Ale, a restaurant company, most recently as a Regional Director.

RAYMOND E. WOOLDRIDGE was elected as a director of the Company in June 1997. Mr. Wooldridge is currently Vice Chairman and Chairman of the Executive Committee of Southwest Securities Group, Inc., a publicly owned holding firm. Mr. Wooldridge is also a director of Dadco, Inc., a subsidiary of D.A. Davidson & Company, a member of NASD and the Pacific Stock Exchange. Mr. Wooldridge has served in these positions since 1986. From 1964 through 1986, Mr. Wooldridge served in various positions with Eppler, Guerin and Turner, Inc., a regional brokerage and investment banking firm, most recently as the firm's President and Chief Executive Officer.

Except as set forth above, none of the directors of the Company hold directorships in any company with a class of securities registered pursuant to
Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940.

               COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

Three regularly scheduled and twelve special meetings of the Board of Directors were held during 1997. Each of the directors attended at least 75% of the meetings held by the Board of Directors, and by each committee on which he or she served, in 1997.

The Board of Directors has established an Executive Committee, an Audit Committee, a Compensation Committee, a Stock Option Committee and a Stock Grant Committee. The responsibilities and composition of each of these committees are described below.

The Executive Committee consists of four directors. The Executive Committee is responsible for assisting the Board of Directors in carrying out its duties and acts in the place of the Board of Directors when the Board of Directors is not in session and may exercise substantially all of the powers of the Board of Directors other than those powers specifically required by law or by the Company's Bylaws to be exercised by the full Board of Directors. The Executive Committee (comprised of Messrs. Frank, Magusiak, and Neeb and Ms. Pharr in 1997) held a number of informal meetings in person and by telephone in 1997.

The Audit Committee consists of three directors. The Audit Committee is responsible for (i) considering the Company's system of internal controls, (ii) reviewing the performance and findings of the Company's Internal Audit Department, and (iii) reviewing services provided by the Company's independent auditors. The Audit Committee (comprised of Messrs. Morris, Tyree and Wooldridge in 1997) held two meetings in 1997.

The Compensation Committee consists of three directors. The Compensation Committee is responsible for (i) recommending the compensation, including performance bonuses, payable to the Company's executive officers (excluding Mr. Frank), and (ii) recommending the performance bonuses for other employees of the Company. The Compensation Committee (comprised of Messrs. Frank, Neeb and Wooldridge in 1997) held four meetings in 1997.

The Stock Option Committee and a Stock Grant Committee each consist of two directors who are responsible for administering the 1988 Non-Statutory Stock Option Plan, the 1997 Non-Statutory Stock Option Plan and the Company's Stock Grant Plan, respectively. The Stock Option Committee and a Stock Grant Committee were each comprised of Messrs. Neeb and Wooldridge in 1997. The Stock Option Committee and Stock Grant Committee held five and two meetings, respectively, in 1997.

                           SUMMARY COMPENSATION TABLE

The following table sets forth the compensation paid to the Chief Executive Officer and to each of the other most highly paid executive officers of the Company (the "Named Executive Officers") for the fiscal years ended December 29, 1995, December 27, 1996 and January 4, 1998 (designated herein as fiscal years 1995, 1996 and 1997, respectively.)

                                                                                       Long Term
                                             Annual Compensation                   Compensation Awards
                                             -------------------                   -------------------
                                                                                   Restricted   Securities
                                                                    Other Annual     Stock      Underlying
Name (and                         Fiscal                            Compensation     Awards      Options
Principal Position)                Year    Salary ($)  Bonus ($)      ($) (A)         ($)        (#) (B)
-------------------               ------   ----------  ---------      -------      ----------   ----------

Richard M. Frank                  1997     1,000,000   $--            29,841       $--           500,000
(Chief Executive Officer)         1996     1,000,000   --             27,333       --            --
                                  1995     1,000,000   --             23,656       --            15,000

Michael H. Magusiak               1997     250,000     94,879 (C)     17,874       $--           125,000
(President)                       1966     240,000     113,736 (D)    15,846       --            28,800
                                  1995     240,000     --             14,917       --            28,800

Richard T. Huston                 1997     160,000     52,003 (C)     15,672       $--           16,800
(Executive Vice President)        1996     150,000     60,930 (D)     15,869       --            15,750
                                  1995     149,807     --             13,384       --            31,500

Larry G. Page                     1997     134,500     43,789 (C)     14,923       $--           14,123
(Executive Vice President         1996     132,000     53,618 (D)     14,176       --            13,860
 and Chief Financial              1995     127,000     3,500          13,753       --            --
Officer)

Gene F. Cramm, Jr.                1997     120,593     34,699 (C)     9,191        $--           13,984
(Executive Vice President)        1996     109,423     37,235 (C)     7,981        --            9,900
                                  1995      94,615     --             7,485        --            22,500
------------------

(A) Includes car allowances for Mr. Frank of $15,600, $13,600 and $15,600 per year for 1995, 1996 and 1997, respectively, and for Messrs. Huston, Magusiak, and Page of $9,000 per year, and for Mr. Cramm of $6,000, $6,000 and $6,750 per year for 1995, 1996 and 1997, respectively.

(B) On May 22, 1996, the Common Stock of the Company split 3-for-2, resulting in an acquisition of additional shares of Common Stock by the Named Executive Officers for fiscal years 1995 and 1996. The amounts listed above have been adjusted to reflect the stock split.

(C)  Includes bonus compensation earned in 1997 and paid in 1998.

(D)  Includes bonus compensation earned in 1996 and paid in 1997.

                             EMPLOYMENT AGREEMENTS

On March 3, 1997, Richard M. Frank entered into a new employment agreement with the Company providing for a three-year term commencing on January 1, 1998. Mr. Frank's new employment agreement provides for an annual base salary of $1,000,000, 105,000 shares of the Company's Common Stock issued under the Company's Stock Grant Plan, a cash bonus, payable annually, if earned, based upon the achievement of targets for corporate revenue and profitability, and such additional benefits and/or compensation as may be determined by the Compensation Committee or the Board of Directors.

On January 3, 1997, Michael H. Magusiak entered into an employment agreement with the Company providing for a three-year term commencing on January 6, 1997. Mr. Magusiak's employment agreement provides for an annual base salary of $250,000, 100,000 shares of the Company's Common Stock issued under the Company's 1988 Non-Statutory Stock Option Plan, a cash bonus, payable annually, if earned, based upon the achievement of targets for corporate revenue and profitability, and such additional benefits and/or compensation as may be determined by the Compensation Committee or the Board of Directors. On December 11, 1997, Mr. Magusiak entered into an amendment to his employment agreement extending the term of his employment until December 31, 2000 and providing for an additional 25,000 shares of the Company's Common Stock issued under the Company's 1988 Non-Statutory Stock Option Plan.

Under the terms of the respective employment agreements (the "Employment Agreements"), if the covered executive's employment with the Company is terminated by the Company (other than as a result of death or "permanent disability" (as defined in the Employment Agreements)) Mr. Frank will be entitled to receive a severance amount equal to $3,000,000, and Mr. Magusiak will be entitled to receive a severance amount equal to twice his then current annual base salary (together, the "Severance Amounts"). In the event of the executive's death, his estate is entitled to receive his base salary through the date of his death.

The Employment Agreements also provide that each of Messrs. Frank and Magusiak will receive his respective Severance Amount in the event there is a Change of Control (as defined below) of the Company and the covered executive voluntarily terminates his employment within one year after such a Change of Control. A "Change of Control" is deemed to have occurred with respect to the Company if
(i) any person or group of persons acting in concert (other than The Hallwood Group Incorporated or its affiliates) in which the covered executive is not an investor, partner, officer, director or member, shall acquire, directly or indirectly, the power to vote, or direct the voting of, more than 33% of the then outstanding voting securities of the Company or (ii) during any consecutive 18 month period a majority of the Board of Directors is elected or appointed and consists of persons who were not directors of the Company as of the date of the respective Employment Agreement and whose election or appointment as directors of the Company is actively opposed by the covered executive.

                       OPTION GRANTS IN LAST FISCAL YEAR

The following table sets forth information regarding stock options granted to each of the Named Executive Officers in the fiscal year ended January 4, 1998.

                                                                                          Potential Realizable
                                                                                            Value at Assumed
                              Number of      % of Total                                      Annual Rates of
                              Securities      Options                                          Stock Price
                              Underlying     Granted to        Exercise                        Appreciation
                            Options Granted  Employees in        Price    Expiration        for Option Term ($)
                                  (#)        Fiscal Year       ($/Share)     Date             5%            10%
                            ---------------  ------------      ---------  ----------       --------      --------

Richard M. Frank (A)        400,000          44.21%            $17.250    01/06/02         $1,904,400    $4,215,900
Richard M. Frank (B)        100,000          11.05%            20.500     12/11/04         834,350       1,945,450
Michael H. Magusiak (C)     100,000          11.05%            17.250     01/06/02         476,100       1,053,975
Michael H. Magusiak (D)     25,000           2.76%             20.500     12/11/02         141,450       313,138
Richard T. Huston (E)       16,800           1.86%             17.250     01/06/02         79,985        177,068
Larry G. Page (E)           14,123           1.56%             17.250     01/06/02         67,240        148,853
Gene F. Cramm, Jr. (E)      10,440           1.15%             17.250     01/06/02         49,705        110,035
Gene F. Cramm, Jr. (F)      3,544            0.39%             21.813     09/26/02         21,336        47,234

------------------

(A) Options to acquire these shares are exercisable as follows: (i) fifty percent (50%) of the option after January 5, 1998, and (ii) an aggregate of one hundred percent (100%) of the option after January 5, 1999.

(B) Options to acquire these shares are exercisable as follows: (i) fifty percent (50%) of the option after December 11, 1998, and (ii) an aggregate of one hundred percent (100%) of the option after December 11, 1999.

(C) Options to acquire these shares are exercisable as follows: (i) forty percent (40%) of the option after January 5, 1999, and (ii) an aggregate of one hundred percent (100%) of the option after December 16, 1999.

(D) Options to acquire these shares are exercisable as follows: one hundred percent (100%) of the option after December 11, 2000.

(E) Options to acquire these shares are exercisable as follows: (i) fifty percent (50%) of the option after January 6, 1999, (ii) an aggregate of seventy-five percent (75%) of the option after January 6, 2000, and (iii) an aggregate of one hundred percent (100%) of the option after January 6, 2001.

(F) Options to acquire these shares are exercisable as follows: (i) fifty percent (50%) of the option after September 26, 1999, (ii) an aggregate of seventy-five percent (75%) of the option after September 26, 2000, and
     (iii) an aggregate of one hundred percent (100%) of the option after September 26, 2001.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

The following table sets forth, for each of the Named Executive Officers, information regarding his exercise of stock options during the fiscal year ended January 4, 1998 and the value of his unexercised stock options as of January 4, 1998. The closing price for the Company's Common Stock, as reported by the Nasdaq National Market, on January 2, 1998 (the last trading day of the fiscal year) was $23.000.




                           Shares                  Number of Unexercised        Value of Unexercised In-
                          Acquired                       Options at               the-Money Options at
                             on        Value          January 4, 1998               January 4, 1998
                          Exercise   Realized   (exercisable/unexercisable)   (exercisable/unexercisable)
                             (#)        (A)                 (#)                         ($) (B)
                          ---------     ---     ----------------------------  ----------------------------

Richard M. Frank          0             --            215,000 (E)                   1,376,245 (E)
                                                      300,000 (U)                   1,400,000 (U)

Michael H. Magusiak       22,500        893,988        62,240 (E)                     930,116 (E)
                                                      186,560 (U)                   1,564,919 (U)

Richard T. Huston         0             333,237        59,150 (E)                     928,472 (E)
                                                       44,400 (U)                     492,314 (U)

Larry G. Page             0             --             16,875 (E)                     298,823 (E)
                                                       33,608 (U)                     384,792 (U)
Gene F. Cramm, Jr.        0             241,473        11,250 (E)                     194,996 (E)
                                                       34,309 (U)                     171,572 (U)

------------------

(A) Calculated by determining the difference between the fair market value of the securities underlying the options and the exercise price of the options at the time of exercise.

(B) Calculated by determining the difference between the exercise price of the options and the fair market value of the securities underlying the options at fiscal year-end.

(E)  Options which are exercisable at January 4, 1998.

(U)  Options which are not exercisable at January 4, 1998.


                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

The executive compensation program of the Company is designed as a tool to reinforce the Company's strategic principles -- to be a premier and progressive growth company, with an objective of enhancing long term stockholder value. To this end, the following principles have guided the development of the executive compensation program:

    . Provide competitive levels of compensation to attract and retain the best qualified executive talent. The Compensation Committee strongly believes that the caliber of the Company's management group makes a significant difference in the Company's success over the long term.

    . Embrace a "pay-for-performance" philosophy by placing significant amounts of compensation "at risk"--that is, a significant component of the compensation payouts to executives must vary according to the overall performance of the Company.


    . Directly link executives' interests with those of stockholders by providing opportunities for long term incentive compensation based on changes in stockholder value.


The executive compensation program is intended to appropriately balance the Company's short term operating goals with its long term strategy through a careful mix of base salary, annual bonuses (payable upon satisfaction by the Company of established revenue and profitability objectives) and long term performance compensation through the issuance of stock options under the 1988 Non-Statutory Stock Option Plan and the 1997 Non-Statutory Stock Option Plan, and stock grants through the Stock Grant Plan.

The compensation of the executive officers of the Company (excluding Messrs. Frank and Magusiak) is reviewed and determined annually by the Compensation Committee. The compensation of such executive officers in 1997 was based on individual and corporate performances as well as assigned responsibilities. In establishing and reviewing executive compensation, consideration is also given to executive salary ranges of comparable companies. Individual performance is reflected in the executive officer's salary. Corporate performance is reflected in a bonus, payable annually, if earned, to each executive officer, based on the achievement of targets for corporate revenue and profitability. Although no bonus compensation was paid in 1997 based upon performances in 1997, Messrs. Magusiak, Huston, Page and Cramm and all executive officers as a group (four persons, excluding Mr. Frank, who receives a bonus compensation pursuant to the terms of his employment agreement, as described above) received $94,879, $52,003, $43,789, $34,699, respectively, and $225,370 (collectively) in 1998, in bonus compensation pursuant to such plan for services rendered in 1997.

The Stock Option Committee and the Stock Grant Committee are made up of the non-employee director members of the Compensation Committee. The Stock Option Committee and Stock Grant Committee ratify and approve option and grant recommendations, respectively, made by the Compensation Committee. In 1997, the Compensation Committee determined the number of options to issue in accordance with the 1988 Non-Statutory Stock Option Plan and the 1997 Non-Statutory Stock Option Plan based upon base salaries and levels of responsibility. Also, in 1997, the Stock Grant Committee awarded a stock grant to Mr. Frank.


CEO PERFORMANCE EVALUATION

Although Mr. Frank's salary is established by the terms of his Employment Agreement (see "Employment Agreements"), the Compensation Committee, excluding Mr. Frank, nevertheless annually evaluates his performance based on the same criteria as is applied to the other executive officers of the Company. Stock option issuances, restricted stock grants to Mr. Frank, and any increase in his annual base salary or the granting of a bonus, are based on individual and corporate performance, applying the same factors for him as described above for the Company's other executives. The Compensation Committee also considers the number of unvested shares available to Mr. Frank under his current Employment Agreement and the Stock Grant Plan at such time.

The Compensation Committee has also considered the potential impact of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), adopted under the Omnibus Budget Reconciliation Act of 1993. This section disallows a tax deduction for any publicly-held corporation for individual compensation to certain executives of such corporation exceeding $1,000,000 in any taxable year, unless compensation is performance-based. As discussed above, Mr. Frank's annual base salary is $1,000,000. It is the intent of the Company and the Compensation Committee to qualify to the maximum extent possible its executives' compensation for deductibility under applicable tax laws. The Compensation Committee will continue to monitor the impact of such limitations on tax deductions and will take other appropriate actions if warranted in the future.

The Compensation Committee was comprised of Messrs. Frank, Neeb and Wooldridge in 1997. The Stock Option Committee and the Stock Grant Committee were both comprised of Messrs. Neeb and Wooldridge in 1997.


                                    Richard M. Frank

                                    Louis P. Neeb
                                    Raymond E. Wooldridge



                           COMPENSATION OF DIRECTORS

Non-employee directors of the Company or its affiliates, receive a retainer from the Company at the rate of $10,000 per year, plus $750 for each meeting of the Board of Directors attended. In addition thereto, on the day a Non-Employee Director is first elected or appointed to the Board, such Non-Employee Director shall be granted an option to purchase 7,500 shares of the Common Stock of the Company. Each January thereafter, a Non-Employee Director who was previously elected to the Board and who continues to serve in such capacity shall be granted an option to purchase 2,500 shares of the Common Stock of the Company. Other directors, who are either officers or employees of the Company or its affiliates, do not receive separate compensation for their services as directors of the Company.


                                  PROPOSAL 2:
              AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION
                       TO CHANGE THE NAME OF THE COMPANY

     The Company is currently authorized to operate under the name "ShowBiz Pizza Time, Inc." The Company's Board of Directors has adopted and recommended to the stockholders for adoption at the annual meeting an amendment to the Company's Restated Articles of Incorporation that would change the name of the Company to "CEC Entertainment, Inc." The new name will provide the Company with the ability to more closely associate its corporate name with its business operations and provide for any future diversification. A copy of the amended Restated Articles of Incorporation, as proposed, are attached hereto as Exhibit "A."

     THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ABOVE DESCRIBED AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION.



                                  PROPOSAL 3:
              AMENDMENT OF THE RESTATED ARTICLES OF INCORPORATION
           TO ESTABLISH 100,000,000 AUTHORIZED SHARES OF COMMON STOCK

     The Company is currently authorized to issue 50,000,000 shares of Common Stock, 49,570 shares of Class A Preferred Stock and 500,000 shares of Class B Preferred Stock. The Company's Board of Directors has adopted and recommended to the stockholders for adoption at the annual meeting an amendment to the Company's Restated Articles of Incorporation that would establish the authorized number of shares of its Common Stock at 100,000,000 and, accordingly, the authorized shares of all stock at 100,549,570. The additional authorized shares of Common Stock will provide the Company with flexibility regarding its future capital needs and corporate growth and its ability to declare stock dividends payable in shares of Common Stock. The Board of Directors has no present intention to issue any additional shares of stock other than as presently authorized pursuant to the 1988 Non-Statutory Stock Option Plan, 1997 Non-Statutory Stock Option Plan, Non-Employee Directors Stock Option Plan, and the Stock Grant Plan. Newly authorized shares may be issued on such terms and at such times as the Board of Directors may determine without further action by the stockholders, unless otherwise required by applicable laws or regulations. The issuance of additional shares will (except in certain circumstances including the declaration of stock dividends) have the effect of reducing the relative voting power and ownership interests of existing stockholders in the Company. Stockholders have no pre-emptive rights to subscribe for additional shares of the Company's stock. A copy of the amended Restated Articles of Incorporation, as proposed, are attached hereto as Exhibit "B."

     THE BOARD OF DIRECTORS HAS APPROVED THE AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION AND UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ABOVE DESCRIBED AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION.

                                INDEMNIFICATION

The Bylaws of the Company provide for each director and officer of the Company to be indemnified by the Company, as of right, to the full extent permitted or authorized by the laws of the State of Kansas against any liability, judgment, fine, amount paid in settlement, cost and expense asserted or threatened against or incurred by such person in his capacity, or arising out of his status, as a director or officer. The Company's Restated Articles of Incorporation include a provision which eliminates director liability for monetary damages for breach of the director's duty of due care, as permitted under Kansas law.


          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION; CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Effective January 1989, the Company agreed to pay to The Hallwood Group Incorporated $125,000 per year, in consideration for financial and management consulting services being rendered to the Company by Hallwood in the ordinary course of business. In consideration for rent reductions resulting from Hallwood's negotiation of the Company's home office lease agreement in December 1990, the Company assigned to Hallwood its sublease interest in the portion of the home office building subleased to Integra, with a fair value of approximately $120,000 per year. Effective March 26, 1997, the management consulting services agreement was terminated.

The Board of Directors intends that transactions with officers, directors and affiliates will be entered into on terms no less favorable to the Company than could be obtained from unrelated third parties and will be approved by at least a simple majority of the uninterested directors of the Company.

                            STOCK PERFORMANCE GRAPH

The following graph compares the cumulative yearly total stockholder return (change in share price plus reinvestment of any dividends) on the Company's Common Stock since January 3, 1989 (the date the Company's Common Stock first traded on the NASDAQ system), versus two indexes. The graph assumes $100 was invested on January 3, 1989. The Company has not paid any cash dividends on its Common Stock during the applicable period. The share price of the Company's Common Stock has been adjusted for three-for-two stock splits in the form of stock dividends distributed on March 26, 1991, March 20, 1992 and May 22, 1996.

The Company's Common Stock is labeled on the graph as "SHBZ." The index labeled "Restaurants," which was prepared by the Center for Research in Securities Prices ("CRSP") at The University of Chicago, Graduate School of Business, 1101 East 58th Street, Chicago, Illinois 60637 (telephone 312-702-7467) measures the total return (weighted for the market capitalization of the component companies) on the approximately 144 domestic and foreign companies which operate restaurants or other eating and drinking places (SIC Code 58) and whose equity securities are traded on the Nasdaq National Market or the NASDAQ Small-Cap Market. The identities of the companies included in the "Restaurant" index will be made available in a prompt manner to any stockholder upon written request addressed to Investor Relations at the Company's Irving address. The index labeled "NASDAQ," also prepared by CRSP, measures the total return on the approximately 4,000 United States companies whose common stock is traded on the Nasdaq National Market or the NASDAQ Small-Cap Market.



<Graph>

                                    LEGEND

Symbol CRSP Total Returns Index for:        01/03/89  12/29/89  12/27/91  12/31/93  12/29/95  01/02/98
------ -----------------------------        --------  --------  --------  --------  --------  --------

       ShowBiz Pizza Time, Inc.             100.0       300.0     872.7     542.0    496.0    1411.4
       Nasdaq Stock Market (US Companies)   100.0       121.6     159.8     221.2    305.8     464.9
       NASDAQ Stocks (SIC 5800-5899 US +    100.0       130.4     169.1     250.8    220.7     185.2
       Foreign) Eating and drinking places

Notes:
       A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
       B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
       C. If the nonthly interval, based on the fiscal year-end, is not a trading day, the preceeding trading day is used.
       D. The index level for all series was set to $100.0 on 01/03/89.

                        COMPLIANCE WITH SECTION 16(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and the persons who own more than ten percent of the Company's Common Stock to file initial reports of ownership of Common Stock and reports of changes of ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. and to furnish the Company with copies of such reports. Based on review of such copies and other records of the Company, the Company has no reason to believe that any reports were untimely filed or that any Form 5 filings were made by any executive officers, directors or persons owning more than ten percent of the Company's Common Stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

The firm of Deloitte & Touche LLP served as the Company's independent public accountants for the fiscal year ending January 4, 1998. A representative of Deloitte & Touche LLP is expected to be present and available at the Annual Meeting of stockholders to respond to appropriate questions and will be given an opportunity to make a statement, if desired.


                      SUBMISSION OF STOCKHOLDER PROPOSALS

Any stockholder who wishes to present a proposal for action at the 1999 annual meeting of stockholders and who wishes to have it set forth in the proxy statement and identified in the form of proxy prepared by the Company, must deliver such proposal to the Company at its principal executive offices, not less than 60 days nor more than 90 days prior to the date of the applicable annual meeting of stockholders; provided, however, that in the event that less than 70 days' notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the applicable annual meeting was mailed or such public disclosure of the date of such annual meeting was made, whichever first occurs. For purposes of this section, the date of a public disclosure shall include, but not be limited to, the date on which such disclosure is made in a press release reported by the Dow Jones News Services, the Associated Press or any comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Sections 13, 14, or 15(d) (or the rules and regulations thereunder) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

To be in proper written form, a stockholder's notice to the Secretary of the Company must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the corporation that are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholders, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

                                 MISCELLANEOUS

The accompanying proxy is being solicited on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing the proxy and the material used in the solicitation thereof will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors and officers and employees of the Company by means of personal interview, telephone or telegram. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses of such solicitation.



                              By Order of the Board of Directors,


                              MARSHALL R. FISCO, JR.
                              Secretary



Irving, Texas
May 21, 1998

                                                                       EXHIBIT A


     PROPOSAL 2:  AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION


     FIRST.  The name of the corporation is:

                       CEC Entertainment, Inc.



                                                                       EXHIBIT B


     PROPOSAL 3:  AMENDMENT TO THE RESTATED ARTICLES OF INCORPORATION


     FOURTH. The total number of shares of stock that the corporation shall have authority to issue is One Hundred Million Five Hundred Forty-Nine Thousand Five Hundred Seventy (100,549,570) shares, which shall be divided into three (3) classes as follows: (i) Forty-Nine Thousand Five Hundred Seventy (49,570) shares of Class A Preferred Stock, of the par value of Sixty Dollars ($60.00) each (hereinafter "Preferred A Shares"); (ii) Five Hundred Thousand (500,000) shares of Class B Preferred Stock, of the par value of One Hundred Dollars ($100.00) each (hereinafter "Preferred B Shares"); and One Hundred Million (100,000,000) shares of Common Stock, of the par value of Ten Cents ($0.10) each (hereinafter "Common Shares"). The designations, powers, preferences, and rights of each class, and the qualifications, limitations, or restrictions thereof, shall be as set forth in this ARTICLE FOURTH.


                                   EXHIBITS

                           SHOWBIZ PIZZA TIME, INC.
                           4441 West Airport Freeway
                              Irving, Texas 75062

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Larry G. Page and Richard T. Huston, and each of them as proxies, with full power of substitution and revocation, and appoints them to represent and vote, as designated on the reverse side, all of the shares of Common Stock or Preferred Stock of ShowBiz Pizza Time, Inc. Which the undersigned is entitled to vote at the annual meeting of stockholders of ShowBiz Pizza Time, Inc. to be held on June 25, 1998, or at any adjournment thereof.

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE


                  CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------


This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

1. ELECTION OF DIRECTORS          2. Proposal to amend the Restated     FOR       AGAINST       ABSTAIN
   Nominees: Richard M. Frank,       Articles of Incorporation to       [  ]       [  ]           [  ]
             Michael H. Magusiak,    change the name of the corporation
             and Walter Tyree.       to CEC Entertainment, Inc.

        FOR     WITHHELD          3. Proposal to amend the Restated     FOR       AGAINST       ABSTAIN
        [  ]      [  ]               Articles of Incorporation to       [  ]       [  ]           [  ]
                                     establish 100,000,000 authorized
                                     shares of Common Stock

                                  4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON
                                     SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

                                  Please sign exactly as name appears at left. When shares are held by joint tenants, both should sign. (Please make any address corrections at left.)

                                  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:                              Date:                   Signature:                              Date:
          ----------------------------       ------------------            ----------------------------      --------------